CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Timber ETF
Guggenheim Frontier Markets ETF
Guggenheim Canadian Energy Income ETF
Guggenheim International Multi-Asset Income ETF

Supplement to the currently effective Prospectus for the above-listed Funds :

The second and third sentences of the “Non-Principal Investment Strategies” section of the above-listed Funds’ Prospectus are hereby replaced in their entirety with the following:

As non-principal investment strategies, each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), participation notes, forward foreign currency exchange contracts and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities, structured notes and participation notes) may be used by each Fund in seeking performance that corresponds to its respective Index, and in managing cash flows, but will not be used for hedging purposes.

The following disclosure is hereby added to the “Non-Principal Risk Considerations” section of the above-listed Funds’ Prospectus below the first sentence of that section.

Derivatives Risk. A derivative is a financial contract, whose value depends on, or is derived from, the value of an underlying asset such as a security or index. A Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. Participation notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a participation note generally does not receive voting rights as it would if it directly owned the underlying security.  A Fund may invest in a participation note as an alternative to investing directly in the underlying security, in circumstances where the Investment Adviser determines that investing in the participation note will enable the Fund to track its Index more efficiently (such as where, in the Investment Adviser’s determination, the participation note offers greater liquidity than the underlying security and/or may reduce the Fund’s tracking error against its Index due to additional costs involved with holding the underlying security directly).

Participation notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below.

Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a participation note, a Fund is relying on the creditworthiness of the counterparty issuing the participation note and has no rights under a participation note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases participation notes issued by one issuer or a small number of issuers. Participation notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of participation notes may cause the Fund’s performance to deviate from the performance of the portion of its Index to which the Fund is gaining exposure through the use of participation notes.

Due to liquidity and transfer restrictions, the secondary markets on which participation notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. The ability of a Fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

The following disclosure is hereby added to the “Federal Income Taxation — Taxes on Distributions” section of the above-listed Funds’ Prospectus as the fifth paragraph of that section.

With respect to Brazil, a 6% Imposto sobre Operacões Financeiras (“IOF”) tax, with the rate subject to change, applies to certain foreign exchange inflows into Brazil with respect to fixed income trades, and a 2% IOF tax, with rates subject to change, applies to certain foreign exchange inflows into Brazil with respect to equity trades. Also, a 1.5% IOF tax applies to the creation of new American or Global Depositary Receipt issuances with respect to Brazilian equities and a 0.38% IOF tax applies to the cancellation of American or Global Depositary Receipts if the underlying equities are then issued in the Brazil (local) markets. If incurred by a Fund, an IOF tax would not be creditable against U.S. income tax liability.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

June 17, 2011

ETF-PRO-T2COMBO-SUP61711